[GRAPHIC OMITTED]
                         PICTURE OF INTERNATIONAL FLAGS

                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2002

TO OUR SHAREHOLDERS,

      1985 was a great year for German equities. However, the share prices for certain German blue chip companies including Siemens, Allianz, Bayer, Deutsche Bank and Daimler Benz (as it then was) were roughly the same at the end of September 2002 as they were at the end of 1985. This is a fairly dramatic example but illustrates the scope of the global bear market in equities. It would have been easy to choose similar examples from Japan, where the market is trading at a nineteen year low.

      The third quarter of 2002 was a disaster for equities everywhere. There was nowhere to hide. The European markets, as measured by the Dow Jones Stoxx Index, fell by 23.0%. Looking at the individual markets, the German market declined by 36.9% and was the worst performing European market. Of the larger European markets, the United Kingdom declined least. Japan's Topix Index declined by 11.4% and actually did better than all of the European markets. Otherwise, Hong Kong declined by 13.5%, Singapore by 12.5% and Australia by 10.4%. By comparison, the Standard & Poor's ("S&P") 500 Index slumped by 17.3%. The Morgan Stanley Capital International ("MSCI") World Index, which combines the U.S. and international markets in one index, declined by 18.3%. So the U.S. did slightly better than the aggregate of foreign markets.

      For the third quarter, the Gabelli Global Opportunity Fund (the "Fund") declined by 15.1%. This compares with a decline of 18.2% for the MSCI All Country ("AC") World Free Index and a decline of 17.7% for the average global equity fund monitored by Lipper Inc.

INVESTMENT OBJECTIVE

      The Fund seeks to invest in common stock of companies that have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                   -----------------------------------------
                                                     1ST        2ND        3RD         4TH        YEAR
                                                     ---        ---        ---         ---        ----
  2002:   Net Asset Value ...................      $10.38      $9.55       $8.11         --         --
          Total Return ......................        3.6%      (8.0)%     (15.1)%        --         --
-----------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ...................      $11.84     $12.24       $9.48      $10.02     $10.02
          Total Return ......................      (16.9)%      3.4%      (22.6)%       6.8%     (28.9)%
-----------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ...................      $19.07     $17.77      $17.22      $14.24     $14.24
          Total Return ......................        5.8%      (6.8)%      (3.1)%      (9.4)%    (13.5)%
-----------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...................      $11.47     $13.00      $13.61      $18.03     $18.03
          Total Return ......................        8.7%      13.3%        4.7%       38.9%      79.2%
-----------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................         --      $10.23       $9.69      $10.55     $10.55
          Total Return ......................         --        2.3%(b)    (5.3)%      13.7%      10.1%(b)
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)
              ----------------------------------------------------

                                                               YEAR         SINCE
                                                QUARTER       TO DATE     INCEPTION(B)   3 YEAR        1 YEAR
                                                -------       -------     ------------   ------        ------
  Gabelli Global Opportunity Fund
    Class AAA .................................  (15.08)%     (19.06)%      (0.42)%      (11.58)%      (13.59)%
  MSCI AC World Free Index ....................  (18.22)%     (24.87)%      (6.83)%      (13.91)%      (17.79)%
  Lipper Global Fund Average ..................  (17.66)%     (24.28)%      (5.61)%      (10.23)%      (16.10)%
--------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]
                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/02
EDGAR REPRESENTATION OF PLOT POINTS:
UNITED STATES           25.8%
JAPAN                   16.2%
SOUTH AFRICA            15.9%
ASIA/PACIFIC RIM         3.2%
CANADA                   1.9%
EUROPE                  37.0%

COMMENTARY

      Fear of a double dip recession and news of more corporate scandals combined to drive equity prices sharply lower during the third quarter. As equity prices slid, money poured into the bond market. This resulted in ten year U.S. Government bond yields falling below 4% and actually ending the quarter with a yield of 3.59%. Similarly dated government bonds in Japan and Germany finished the quarter with yields of 1.18% and 4.27%, respectively. Investors are now faced with a difficult choice: leave your money on short term deposit and make about 1% in the U.S., 3% in the Euro and nothing in the Yen; buy longer dated bonds at multi-year lows; or venture back into equities. We would suggest this is not the time to abandon equities, but rather to look to increase exposure.

      Government bond markets have benefited from a flight to quality that has resulted in a sharp widening of the yield differentials between government bonds and lesser quality credits. This risk aversion has led to a flight away from equities. Throughout the world, equity markets have been derated. Relative to interest rates and looking at the relationship between stocks and bonds over the past twenty-five years, equities appear to be attractively priced. However, during the past two decades or so, the world has enjoyed a period of gradual disinflation. As inflation fell, bond yields declined and stocks commanded higher price-earnings ("PE") multiples. The market is now coming to grips with what happens next. Will inflation remain low, will it rise, or will prices actually decline causing deflation. Deflation need not necessarily be harmful. Indeed we have all enjoyed the benefits of lower prices for telephone calls, computers and cars. The problem with deflation was well expressed in the September 14 edition of THE ECONOMIST:

     "Deflation is much more harmful than inflation. Falling prices encourage consumers to postpone spending in the expectation of cheaper goods tomorrow; they also make it impossible to deliver negative real interest rates if these are needed to drag an economy out of recession. Most dangerous of all is a cocktail of deflation and debt. Deflation pushes up the real burden of debt, while the value of assets linked to that debt, such as house prices, may have to fall even more sharply in nominal terms to return to a fair value. This has already caused severe balance-sheet problems in Japan, and now America and Germany may be at risk: In both countries debts have surged to record levels."

      Clearly the authorities both in Europe and the U.S. are well aware of the Japanese experience. Also, the Japanese economy appeared to be recovering well in 1996 only to fall victim to a couple of policy blunders, including a rise in the sales tax. As investors, we will continue to focus on companies that have a business model which will not be adversely affected by low cost competition. This means understanding a company's competitive advantage and whether it is sustainable over the long term. Also, why risk owning a company with a poor balance sheet? Of course, these are the very companies that will outperform in a market rally or in an environment of higher inflation. But this is a risk that we are unlikely to take.

      The economic news outside the U.S. remains fairly bleak. Growth in most of Europe is muted. The European Central Bank seems to be reducing its opposition to lowering interest rates but has not yet taken any action. Short rates remain at 3.25%. Fiscally, Europe remains in a straightjacket. European governments had agreed to limit their budget deficits to enhance confidence in the newly created Euro. But with weak growth, budget deficits have risen limiting the government's ability to raise spending. Indeed, these rules moved Mr. Prodi, the President of the European Commission, to state that they were "stupid." Well said.

      The Japanese still struggle in their attempts to fix the economy without taking the harsh cleansing medicine. Bad loans need to be recognized and excess capacity eliminated. However, this will result in further economic weakness, certainly in the short term, and a rise in unemployment. Recently, exports have provided a boost to the economy but how much longer can that continue? In the meantime, unemployment is rising and wage growth is stagnant. Most companies worldwide are in a cautious mood concentrating on cost cutting. Top line growth is hard to find and this is unlikely to change in the near term.

INVESTMENT SCORECARD

      Telecommunications stocks rebounded strongly during the third quarter as Nextel Communications, U.S. Cellular and AT&T all appreciated by more than 10%. Metals and mining stocks continued to perform well with Harmony Gold Mining, Gold Fields and Newmont Mining posting solid gains. On the other side of the ledger, broadcasters Tokyo Broadcasting and Young Broadcasting performed poorly during the quarter. Positions in the electronics sector such as Egide, Rohm and Toshiba also negatively impacted performance.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2002.

BANK OF IRELAND (BKIR.I - $10.09 - DUBLIN STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

BCE INC. (BCE - $17.70 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer. On June 28, 2002, BCE announced its intention to repurchase the 20% interest outstanding in Bell Canada owned by SBC for $6.3 billion Canadian dollars.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $14.83 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

CRH PLC (CRH.L - $11.71 - LONDON STOCK EXCHANGE) is a Dublin, Ireland-based international building materials company that has an excellent long-term track record of increasing earnings per share. CRH is a leading producer and distributor of a wide range of building products and materials that has grown by making acquisitions that are complimentary to its existing operations. CRH's diversity in its product line and geographic reach keep this company well protected against a slow down in any one particular product segment or country. This global presence should contribute to CRH's continued growth.

GLAXOSMITHKLINE PLC (GSK.L - $19.26 - LONDON STOCK EXCHANGE) is one of the world's premier healthcare companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

GOLD FIELDS LTD. (GFI - $12.80 - NYSE) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana. The company is largely unhedged and debt free.

KDDI CORP. (9433.T - $3,121.41 - TOKYO STOCK EXCHANGE) is a major Japanese telecommunications company created in 1985 to compete against the NTT monopoly. DDI recently closed the transaction that combined DDI with KDD and IDO to create KDDI. KDDI offers fixed-line and cellular service internationally and domestically. KDDI has approximately fourteen million cellular subscribers, which represents roughly eleven percent of the Japanese population. The company's largest shareholders are Kyocera, who holds greater than 15%, and Toyota, who holds greater than 13%.

LIBERTY MEDIA CORP. (L - $7.18 - NYSE), run by savvy deal maker and media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

NEWMONT MINING CORP. (NEM - $27.51 - NYSE) has become the largest gold producer in North America, following their takeover of Franco-Nevada Mining and Normandy Mining. On a stand-alone basis, Newmont produced 5.4 million ounces of gold at an average cost of $184 per ounce in 2001 and reported proven and probable reserves of 60 million ounces at year-end. Following the recent acquisition, Newmont has a much stronger balance sheet and new avenues for growth. Importantly, Newmont has undertaken to reduce Normandy's hedge position. Looking ahead, Newmont is poised to become the world's leading unhedged gold producer.

NEXTEL COMMUNICATIONS INC. (NXTL - $7.55 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $2.5 billion while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the Federal Communications Commission ("FCC") to re-allocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected by the end of 2002 and, if approved, would significantly strengthen Nextel's competitive position.

NIKKO CORDIAL CORP. (8603.T - $4.76 - TOKYO STOCK EXCHANGE), formerly Nikko Securities, is one of Japan's largest full service securities firms. The company provides financial services including dealing, brokerage, underwriting, and asset management. Through their joint venture, Nikko Salomon Smith Barney Limited, the company offers equity underwriting and sales, initial public offerings, cross-border mergers and acquisitions deals and trading services for institutional investors. Nikko is well placed through its joint venture with Citibank to benefit from the industrial restructuring that is likely to occur in Japan. Capital gains tax reform and introductions of defined contribution pension plans should also provide growth opportunities for Nikko to expand its fee based income.

NOVARTIS AG (NOVN.S - $39.82 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

USA INTERACTIVE INC. (USAI - $19.38 - NASDAQ), through its subsidiaries, engages in diversified electronic commerce businesses that include the Home Shopping Network, Ticketmaster (TMCS - $15.25 - Nasdaq) and various travel related businesses, including Expedia Inc. (EXPE - $50.65 - Nasdaq) and Hotels.com (ROOM
- $50.58 - Nasdaq). USA recently closed a deal to sell its entertainment assets (USA Networks, Sci Fi Channel, Studios) to Vivendi Universal (V - $11.39 -
NYSE). In June, the company also began the process of tendering for the remaining publicly held stakes of its main publicly traded subsidiaries -- Ticketmaster, Expedia and Hotels.com.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      If history is any guide we can expect a decent snap back as markets are very oversold. Looking further ahead, companies that can achieve earnings growth will be rewarded.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GABOX for Class AAA Shares. Please call us during the business day for further information.

                                   Sincerely,

   /S/ MARC GABELLI                                  /S/ CAESAR BRYAN
       MARC GABELLI                                      CAESAR BRYAN
       Team Portfolio Manager                            Team Portfolio Manager

November 10, 2002

--------------------------------------------------------------------------------

                 Average Annual Returns -- September 30, 2002 (a)
                 ------------------------------------------------
                                          CLASS AAA SHARES     CLASS A SHARES      CLASS B SHARES     CLASS C SHARES
                                          ----------------     --------------      --------------     --------------
  1 Year ................................     (13.59)%           (13.56)%            (14.05)%           (13.19)%
                                                                 (18.55)%(c)         (18.62)%(d)        (14.10)%(d)
  3 Year ................................     (11.58)%           (11.53)%            (11.92)%           (11.44)%
                                                                 (13.26)%(c)         (12.84)%(d)        (11.44)%(d)
  Life of Fund (b) ......................      (0.42)%            (0.38)%             (0.68)%            (0.31)%
                                                                  (1.71)%(c)          (1.15)%(d)         (0.31)%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, August 16, 2000 and November 23, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Class of shares. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. (b) Performance is calculated from inception of Class AAA Shares on May 11, 1998. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                           VALUE
  ------                                                          ------
            COMMON STOCKS -- 104.7%
            AEROSPACE -- 3.7%
     7,500  Lockheed Martin Corp. ............................  $   485,025
                                                                -----------
            AUTOMOTIVE -- 1.1%
     3,761  General Motors Corp. .............................      146,303
                                                                -----------
            BROADCASTING -- 4.7%
    15,000  Mediaset SpA .....................................       93,270
     4,000  Nippon Broadcasting System Inc. ..................      118,285
     7,750  NRJ Group ........................................      109,523
     5,000  RTL Group ........................................      135,390
     6,000  Tokyo Broadcasting System Inc. ...................       87,481
     7,300  Young Broadcasting Inc., Cl. A+ ..................       63,291
                                                                -----------
                                                                    607,240
                                                                -----------
            BUILDING AND CONSTRUCTION -- 2.2%
    24,125  CRH plc ..........................................      282,424
                                                                -----------
            BUSINESS SERVICES -- 0.9%
     3,000  Secom Co. Ltd. ...................................      119,975
                                                                -----------
            COMMUNICATIONS EQUIPMENT -- 1.9%
    19,000  Furukawa Electric Co. Ltd. .......................       42,967
     4,000  L-3 Communications Holdings Inc.+ ................      210,800
                                                                -----------
                                                                    253,767
                                                                -----------
            CONSUMER PRODUCTS -- 6.6%
     8,000  Christian Dior SA ................................      228,800
    15,000  Compagnie Financiere Richemont AG, Cl. A .........      222,472
    27,000  Marzotto SpA .....................................      181,443
     2,000  Nintendo Co. Ltd. ................................      233,045
                                                                -----------
                                                                    865,760
                                                                -----------
            CONSUMER SERVICES -- 5.1%
    25,000  Ticketmaster, Cl. B+ .............................      381,250
    15,000  USA Interactive Inc.+ ............................      290,700
                                                                -----------
                                                                    671,950
                                                                -----------
            ELECTRONICS -- 2.6%
     1,500  Egide SA+ ........................................       13,771
     2,000  Rohm Co. Ltd. ....................................      234,763
    30,000  Toshiba Corp.+ ...................................       91,671
                                                                -----------
                                                                    340,205
                                                                -----------
            ENTERTAINMENT -- 4.2%
    30,000  Liberty Media Corp., Cl. A+ ......................      215,400
    60,000  Publishing & Broadcasting Ltd. ...................      255,589
     7,000  Vivendi Universal SA, ADR ........................       79,730
                                                                -----------
                                                                    550,719
                                                                -----------
            EQUIPMENT AND SUPPLIES -- 0.6%
     6,000  THK Co. Ltd. .....................................       73,977
                                                                -----------

                                                                  MARKET
  SHARES                                                           VALUE
  ------                                                          ------
            FINANCIAL SERVICES -- 10.7%
     1,750  Allianz AG .......................................  $   150,949
    50,000  Bank of Ireland ..................................      504,709
     7,000  Citigroup Inc. ...................................      207,550
     5,000  Invik & Co. AB, Cl. B ............................       78,728
     1,000  Muenchener Rueckversicherungs-
              Gesellschaft AG ................................      105,436
    70,000  Nikko Cordial Corp. ..............................      333,169
       302  Travelers Property Casualty Corp., Cl. A+ ........        3,987
       621  Travelers Property Casualty Corp., Cl. B+ ........        8,402
                                                                -----------
                                                                  1,392,930
                                                                -----------
            FOOD AND BEVERAGE -- 1.0%
    30,131  Compass Group plc ................................      125,569
                                                                -----------
            HEALTH CARE -- 16.5%
     8,208  GlaxoSmithKline plc ..............................      158,111
    13,600  Novartis AG ......................................      541,495
     8,000  Roche Holding AG .................................      534,380
    10,000  Sanofi-Synthelabo SA .............................      563,796
     9,000  Takeda Chemical Industries Ltd. ..................      362,987
                                                                -----------
                                                                  2,160,769
                                                                -----------
            METALS AND MINING -- 21.9%
    25,000  Antofagasta plc ..................................      202,475
    80,000  Gold Fields Ltd., ADR ............................    1,024,000
    10,000  Harmony Gold Mining Co. Ltd. .....................      156,576
    65,000  Harmony Gold Mining Co. Ltd., ADR ................    1,017,250
    17,000  Newmont Mining Corp. .............................      467,670
                                                                -----------
                                                                  2,867,971
                                                                -----------
            PUBLISHING -- 1.5%
    20,000  Arnoldo Mondadori Editore SpA ....................       96,651
    68,000  Independent News & Media plc, Dublin .............       90,721
     1,477  United Business Media plc ........................        5,286
                                                                -----------
                                                                    192,658
                                                                -----------
            REAL ESTATE -- 1.5%
    30,000  Cheung Kong (Holdings) Ltd. ......................      189,421
                                                                -----------
            SATELLITE -- 0.9%
    25,000  SES Global .......................................      123,531
                                                                -----------
            TELECOMMUNICATIONS -- 12.7%
     3,000  ALLTEL Corp. .....................................      120,390
    12,000  AT&T Corp. .......................................      144,120
    11,000  BCE Inc. .........................................      194,700
    19,500  BT Group plc .....................................       50,513
    13,180  Citizens Communications Co.+ .....................       89,360
     4,783  Deutsche Telekom AG, ADR .........................       39,556
        30  Japan Telecom Holdings Co. Ltd. ..................       74,723
       122  KDDI Corp. .......................................      380,812

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                           VALUE
  ------                                                          ------
            COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS (CONTINUED)
        25  Nippon Telegraph & Telephone Corp. ...............  $    81,350
    10,500  Rogers Communications Inc., Cl. B, ADR+ ..........       65,940
     9,000  Sprint Corp. - FON Group .........................       82,080
    25,000  Telecom Italia SpA, RNC ..........................      124,272
     4,018  Telefonica SA, ADR+ ..............................       89,762
     4,500  Verizon Communications Inc. ......................      123,480
                                                                -----------
                                                                  1,661,058
                                                                -----------
            WIRELESS COMMUNICATIONS -- 4.4%
     6,827  AT&T Wireless Services Inc.+ .....................       28,127
    19,500  mm02 plc+ ........................................       12,101
    20,000  Nextel Communications Inc., Cl. A+ ...............      151,000
    14,000  Rural Cellular Corp., Cl. A+ .....................       12,040
    12,500  Sprint Corp. - PCS Group+ ........................       24,500
     2,300  Telephone & Data Systems Inc. ....................      116,035
     3,000  United States Cellular Corp.+ ....................       88,740
   113,964  Vodafone Group plc ...............................      146,586
                                                                -----------
                                                                    579,129
                                                                -----------
            TOTAL COMMON STOCKS .............................    13,690,381
                                                                -----------
            WARRANTS -- 0.5%
            METALS AND MINING -- 0.5%
     6,000  Harmony Gold Mining Co. Ltd., ADR,
              expires 06/29/03+ ..............................       68,940
                                                                -----------

 PRINCIPAL                                                        MARKET
  AMOUNT                                                           VALUE
  ------                                                          ------
            CORPORATE BONDS -- 0.2%
            TELECOMMUNICATIONS -- 0.2%
  $200,000  Williams Communications Group Inc.,
              10.875%, 10/01/09+ (a) .........................  $    21,000
                                                                -----------
            TOTAL INVESTMENTS -- 105.4%
              (Cost $21,312,518) .............................   13,780,321

            OTHER ASSETS AND LIABILITIES (NET) -- (5.4)% .....     (708,321)
                                                                -----------
            NET ASSETS -- 100.0% .............................  $13,072,000
                                                                ===========
------------------
(a)   Security in default.
+     Non-income producing security.
ADR - American Depository Receipt.
RNC - Non-Convertible Savings Shares.

                                         % OF
                                        MARKET    MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE     VALUE
--------------------------              ------  -----------
Europe ...................               37.0%  $ 5,091,451
North America ............               27.7%    3,810,830
Japan ....................               16.2%    2,235,204
South Africa .............               15.9%    2,197,825
Asia/Pacific Rim .........                3.2%      445,011
                                        ------  -----------
                                        100.0%  $13,780,321
                                        ======  ===========

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------
BCE Inc.                                           KDDI Corp.
Compagnie Financiere Richemont AG                  Nextel Communications Inc.
CRH plc                                            Nikko Cordial Corp.
GlaxoSmithKline plc                                Novartis AG
Gold Fields Ltd.                                   USA Interactive Inc.
--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI  MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                            Net Asset Value available
                                daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS
Mario J. Gabelli, CFA                             Bruce N. Alpert
PRESIDENT AND CHIEF                               VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB403Q302SR

[GRAPHIC OMITTED]
PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002